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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-2/A of our report dated September 28, 2001, which is included in Voxware, Inc.'s Form 10-K/A for the year ended June 30, 2001, and to all references to our Firm included in this registration statement.



Princeton, New Jersey
March 13, 2002